UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2020

INTEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-06217	94-1672743
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Mission College Blvd., Santa Clara, California	95054-1549
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 765-8080

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	INTC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Intel’s Annual Stockholders’ Meeting was held on May 14, 2020. At the meeting:

1)	stockholders elected the nine persons recommended by the Board to serve as directors of Intel;

2)	stockholders ratified the selection of Ernst & Young LLP to serve as the independent registered public accounting firm of Intel for 2020;

3)	stockholders did not approve, on an advisory basis, Intel’s executive compensation of its listed officers, with abstentions having the same effect as votes “against”;

4)	stockholders approved the amendment and restatement of the 2006 Employee Stock Purchase Plan;

5)	stockholders did not approve the stockholder proposal on whether to allow stockholders to act by written consent; and

6)	stockholders did not approve the stockholder proposal requesting a report on the global median gender/racial pay gap.

Set forth below, with respect to each such matter, are the number of votes cast for or against, the number of abstentions and the number of broker non-votes.

1)	Election of Directors

Nominee	For	Against	Abstain	Broker Non-Votes
James J. Goetz	2,718,073,265	18,829,618	6,794,845	644,072,013
Alyssa Henry	2,703,017,377	34,421,336	6,259,015	644,072,013
Omar Ishrak	2,642,854,222	94,101,580	6,741,926	644,072,013
Risa Lavizzo-Mourey	2,660,693,098	76,427,528	6,577,102	644,072,013
Tsu-Jae King Liu	2,727,375,496	9,472,441	6,849,791	644,072,013
Gregory D. Smith	2,721,251,684	15,776,077	6,669,967	644,072,013
Robert (“Bob”) H. Swan	2,728,118,705	7,688,418	7,890,605	644,072,013
Andrew Wilson	2,603,923,817	132,968,912	6,804,999	644,072,013
Frank D. Yeary	2,659,753,476	77,186,448	6,757,804	644,072,013

2)	Ratification of Selection of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
3,225,610,211	153,015,503	9,144,027	0

3)	Advisory Vote to Approve Executive Compensation of Intel’s Listed Officers

For	Against	Abstain	Broker Non-Votes
1,363,211,328	1,250,011,338	130,475,062	644,072,013

4)	Approval of Amendment and Restatement of the 2006 Employee Stock Purchase Plan

For	Against	Abstain	Broker Non-Votes
2,701,263,942	30,892,347	11,541,439	644,072,013

5)	Stockholder Proposal on Whether to Allow Stockholders to Act by Written Consent

For	Against	Abstain	Broker Non-Votes
1,134,904,908	1,589,563,563	19,229,257	644,072,013

6)	Stockholder Proposal Requesting a Report Requesting A Report on the Global Median Gender/Racial Pay Gap

For	Against	Abstain	Broker Non-Votes
245,368,685	2,473,038,087	25,290,956	644,072,013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION
(Registrant)

Date: May 20, 2020	/s/ Susie Giordano
Susie Giordano
Corporate Vice President and Corporate Secretary